UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2021

FREYR Battery

(Exact name of registrant as specified in its charter)

Luxembourg	001-40581	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412F, route D’Esch, L-2086 Luxembourg

Grand Duchy of Luxembourg

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 00 352 46 61 11 3721

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	FREY	The New York Stock Exchange

Warrants, each whole warrant exercisable for one Ordinary Share for $11.50 per share	FREY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) amends the Current Report on Form 8-K of FREYR Battery, a corporation in the form of a public limited liability company (société anonyme) incorporated under the laws of Luxembourg (“FREYR” or "Pubco"), filed on July 13, 2021, as amended (the “Original Report”), in which FREYR reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 2 is being filed in order to include (1) the unaudited condensed consolidated financial statements of FREYR AS, a private limited liability company organized under the laws of Norway (“FREYR Legacy”), as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, (2) Management’s Discussion and Analysis of Financial Condition and Results of Operations of FREYR Legacy for the three and six months ended June 30, 2021 and 2020, (3) the unaudited condensed consolidated financial statements of Alussa Energy Acquisition Corp., a Cayman Islands exempted company (“Alussa”) as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, (4) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alussa for the three and six months ended June 30, 2021 and 2020, and (5) the unaudited pro forma condensed combined financial information of FREYR as of and for the six months ended June 30, 2021.

This Amendment No. 2 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at FREYR or its subsidiaries, including FREYR Legacy, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Included as Exhibit 99.1, 99.2, 99.3 and 99.4, respectively, and incorporated herein by reference are the (1) the unaudited condensed consolidated financial statements of FREYR Legacy as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, and the related notes thereto, (2) Management’s Discussion and Analysis of Financial Condition and Results of Operations of FREYR Legacy for the three and six months ended June 30, 2021 and 2020, (3) the unaudited condensed consolidated financial statements of Alussa as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, and the related notes thereto, and (4) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alussa for the three and six months ended June 30, 2021 and 2020.

(b)	Pro forma financial information.

Certain pro forma financial information of FREYR is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
99.1	Unaudited Condensed Consolidated Financial Statements of FREYR Legacy as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of FREYR Legacy for the three and six months ended June 30, 2021 and 2020.
99.3	Unaudited Condensed Consolidated Financial Statements of Alussa Energy Acquisition Corp. as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020.
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alussa Energy Acquisition Corp. for the three and six months ended June 30, 2021 and 2020.
99.5	Unaudited Pro Forma Condensed Consolidated Combined Financial Statements of FREYR as of and for the six months ended June 30, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FREYR Battery

By:	/s/ Steffen Føreid
Name: Steffen Føreid
Title: Chief Financial Officer

Dated: August 13, 2021